AAM/Bahl & Gaynor Income Growth Fund
AAM/Cutwater Select Income Fund (each a “Fund”)
A series of Investment Managers Series Trust

Supplement dated October 7, 2014
to the Prospectus dated November 1, 2013

The following information supplements and, to the extent inconsistent, supersedes any inconsistent information contained in the “Purchase of Shares - Class A Shares Purchase Programs” section of the Prospectus:

Net Asset Value Purchases. You may be able to buy Class A shares of a Fund without a sales charge if you are:

•	reinvesting dividends or distributions;

•	participating in a fee-based program (such as a wrap account) under which you pay advisory fees to a broker-dealer or other financial institution;

•	a broker-dealer or other financial institution that has entered into an agreement with the Fund’s distributor to offer Fund shares in self-directed investment brokerage accounts;

•
a financial intermediary that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors and financial planners, and (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform;

•	a trust company or bank trust department exercising discretionary investment authority with respect to amounts to be invested in the Fund;

•	a current Trustee of the Trust; or

•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor, the Sub-advisor and their affiliates or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

The following information supplements and, to the extent inconsistent, supersedes, any inconsistent information in the “Purchase of Shares - Class C Shares Purchase Programs” section of the Prospectus:

In addition, in certain cases a CDSC may not apply or may be reduced. These include:

•
distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners;

•	returns of excess contributions; or

•	the following types of transactions, provided such withdrawals do not exceed 12% of the of the account annually:

-
redemptions due to receiving required minimum distributions upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for the waiver); and

-	if you have an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

The following information supplements and, to the extent inconsistent, supersedes, any inconsistent information contained in the “Purchase of Shares - Exchange Privilege” section of the Prospectus:

Exchange Privilege

Shareholders may exchange shares of a Fund for shares of the other Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table above). For U.S. federal income tax purposes, any such exchange will be treated as a taxable disposition of the exchanged shares. Please consult with your tax advisor for information about certain exchanges which may be non-taxable. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

At the authorized dealers request, in a fee based environment Class A shareholders who are eligible to invest in Class I shares and who are no longer subject to a CDSC, are eligible to exchange their Class A shares for Class I shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange.

The following information supplements and/or amends any inconsistent information contained in the “Your Account with the Funds” section of the Prospectus:

Conversion of Shares

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Fund.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the relevant Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

A Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. Each Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Each Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

Please file this Supplement with your records.